Exhibit 10.8

LICENSE AGREEMENT

(Cox Business)

THIS LICENSE AGREEMENT (the “Agreement”), dated as of September 10, 2006, is entered into by and between TPI HOLDINGS, INC., a Delaware corporation (“Licensor”), and COX AUTO TRADER, INC., a Delaware corporation (“Licensee”).

RECITALS:

A. Licensor is the exclusive owner of certain trademarks, service marks and trade names which include the name TRADER for use in connection with electronic and printed publications, advertising services, website services and other goods and services (the “TPI Names and Marks”).

B. Before the effective date of this Agreement, Licensor and Trader Publishing Company, a Virginia general partnership (“Trader”), were parties to a License Agreement dated March 31, 1991, as amended (the “Initial License Agreement”), pursuant to which Licensor granted Trader an exclusive worldwide license to use the TPI Names and Marks in connection with such goods and services.

C. As of the date hereof, Licensor and Trader have replaced and superseded the licenses under the Initial License Agreement with two license agreements dated as of the date hereof, one of which is the License Agreement (Cox Business) between Licensor and Trader (the “Initial Cox License Agreement”), and the other of which is the trademark License Agreement attached hereto as Exhibit A (the “Landmark License Agreement”).

D. The Initial License Agreement has been replaced with the Initial Cox License Agreement and the Landmark License Agreement in order to specify the rights that apply to certain of the TPI Names and Marks and permit Trader to assign the Initial Cox License Agreement to Licensee.

E. In furtherance of the foregoing, Trader has assigned the Initial Cox License Agreement to Licensee pursuant to the Assignment and Assumption of License Agreement between Trader and Licensee dated as of the date hereof.

F. Pursuant to an Agreement and Consent Regarding Assignment between Trader, Licensor and Licensee, dated as of the date hereof, Licensor has consented to the assignment of the Initial Cox License Agreement to Licensee and has agreed to replace the Initial Cox License Agreement with this Agreement.

G. Under this Agreement, Licensee shall have (i) an exclusive worldwide license to use the TPI Names and Marks that are Existing Cox Business Marks (defined below) and (ii) certain additional rights and licenses more specifically described below, including, without limitation, the right to register and maintain domain names that incorporate an Exclusive Cox Mark (defined below) in the manner described herein, subject to the restrictions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

1.1 “Affiliate” means, with respect to any Person, any Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person.

1.2 “ATC Co-Branded Site” means a Website that is a substantially verbatim copy of the ATC Main Site (or of a substantial portion of the ATC Main Site) and is configured to bear the branding of both autotrader.com and a promotional partner.

1.3 “ATC Main Site” means the Website maintained by AutoTrader.com, LLC, as of the date hereof under the domain name autotrader.com.

1.4 “ATC Site” means the ATC Main Site, any ATC Co-Branded Site, and all other versions of the ATC Main Site or any ATC Co-Branded Site that is optimized for distribution over other digital platforms (such as mobile telephones and other wireless devices).

1.5 “Automobile” includes any automobile (including, without limitation, any family car, sports utility vehicle, crossover vehicle (e.g., a Nissan Murano), specialty or antique/collector car, exotic car or muscle/high performance car) or Family Light Truck, whether powered by gas, diesel, electric, hybrid technology, alternative fuel or other energy source or a combination of any of the foregoing. The term “Automobile” shall expressly exclude any motorcycle, recreational vehicle (e.g., a Winnebago), all-terrain vehicle (e.g., a Honda TRX450R or a Honda FourTrax Recon), dune buggy, go-cart, golf cart, snowmobile, boat (motor or sail), yacht (motor or sail), personal watercraft, Commercial Light Truck, Big Truck, construction and heavy equipment (e.g., backhoe), trailer or aircraft or related equipment. For the avoidance of doubt, the term Automobile does not include Automobile Parts/Accessories.

1.6 “Automobile Parts/Accessories” means any parts, accessories, aftermarket products or equipment of or used with Automobiles.

1.7 “Big Truck” means any truck that is classified by the Industry Classifications in Class 4 or any higher class of the Industry Classifications.

1.8 “Classified Advertising Listing” means (i) with respect to print publications, an advertisement (with or without photographs) that promotes the sale or lease or offering, whether by a private party, dealer, property owner, broker or employer, of a Specific Item or multiple Specific Items (such as in the case of a display ad), and is displayed along with other advertisements for other Specific Items in the same category (such category may be displayed alone or with one or more other categories); and (ii) with respect to Websites, an advertisement (with or without photographs) that promotes the sale or lease or offering, whether by a private party, dealer, property owner, broker or employer, of a Specific Item or multiple Specific Items (such as in the case of a display ad), and is displayed along with other advertisements for other Specific Items in the same category (such category may be displayed alone or with one or more other categories) in a manner that is analogous to how a classified listing might appear in a newspaper, however, a Classified Advertising Listing on a Website may, but does not necessarily, include more detail and richer information than is displayed in a traditional newspaper classified advertisement.

1.9 “Commercial Light Truck” means any truck that both (a) is classified by the Industry Classifications as a Class 1, Class 2 or Class 3 truck, including without limitation, any Class 1, Class 2 or Class 3 pickup truck, minibus, cargo van or delivery truck, and (b) includes Commercial/Work Features. (For the avoidance of doubt, a White Truck is not a Commercial Light Truck.)

1.10 “Commercial/Work Features” means either: (a) any features that have been incorporated into or added to a truck, whether during or after the manufacturing process, in order to configure, modify or upfit it for a commercial or work purpose, such as, by way of example and not limitation, a flat bed, bucket, dump feature, ladder rack, heavy duty rack, utility rack, lateral utility box, tailgate lift, lateral tool box or plow (cargo vans, panel vans, step vans, vans without side windows and vehicles with four or more rows of passenger seating shall be deemed configured for commercial or work purposes), or (b) commercial signage on the body or on mud flaps or commercial plates. For purposes of the foregoing definition, a single utility or tool box located immediately behind the cab window of a truck shall not be a Commercial/Work Feature, however, a truck may include such a box and one or more Commercial/Work Features.

1.11 “Control” means the possession by a Person or a related group of Persons, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through ownership of voting securities or partnership or membership interests, by contract or otherwise.

1.12 “Controlled” means to be under the Control of the specified Person.

1.13 “Controls” means the possession of Control.

1.14 “Core Truck Trader Internet Names” means any trademark, service mark or trade name that combines only the term “trucktrader” or “trucktraders” (and no other term) with the ending “.com” or any other suffix that is used as a top-level internet domain identifier). (By way of example and not limitation, each of the following shall be a Core Truck Trader Internet Name: “trucktrader.com,” “trucktrader.net,” “trucktrader.biz,” “trucktrader.org”.) (For the avoidance of doubt, any trademark, service mark or trade name that combines the term “trucktrader” or “trucktraders” with any other letter, term or terms as a prefix or suffix is not a Core Truck Trader Internet Name (e.g., “mytrucktrader.com” and “familytrucktrader.com” are not Core Truck Trader Internet Names).

1.15 “Covered Goods and Services” means the following goods and the provision of services, including advertising, marketing, distribution and other services, to buyers and sellers of the following goods: Automobiles.

1.16 “Cox Advertising Category” means the following, each subcategory of the following, and all combinations thereof: Automobiles. (For the avoidance of doubt, Automobile Parts/Accessories is not a Cox Advertising Category.)

1.17 “Excluded Goods and Services” means the following goods and services and the provision of services, including advertising, marketing, distribution and other services, to buyers and sellers of the following goods and services: motorcycles, recreational vehicles (e.g., a Winnebago), all-terrain vehicles (e.g., a Honda TRX450R or a Honda FourTrax Recon), dune buggies, go-carts, golf carts, snowmobiles, boats and yachts (whether motor or sail), personal watercrafts, Commercial Light Trucks, Big Trucks, construction and heavy equipment, trailers, aircraft and any parts, accessories, aftermarket products or equipment of or used with any of the foregoing; apartments, condominiums, homes, employment and travel; and multiple categories of general merchandise (for example, furniture and computers are each single categories of general merchandise, but furniture and computers, together, constitute multiple categories of general merchandise).

1.18 “Exclusive Cox Marks” means the Existing Cox Business Marks and New Cox Business Marks (for the avoidance of doubt, the Exclusive Cox Marks do not include any Core Truck Trader Internet Names).

1.19 “Exclusive Landmark Marks” shall have the meaning given in the Landmark License Agreement.

1.20 “Exempt Publication” shall have the meaning given under Section 2.1(f).

1.21 “Existing Cox Business Marks” means the TPI Names and Marks that are listed on Schedule 1.21 attached hereto.

1.22 “Existing Landmark Business Marks” means the TPI Names and Marks that are listed on Schedule 1.22 attached hereto.

1.23 “Family Light Truck” means any truck that satisfies each of the following: (a) it is classified by the Industry Classifications as a Class 1, Class 2 or Class 3 truck, including, without limitation, any Class 1, Class 2 or Class 3 pickup truck, conversion van or full-sized passenger van, (b) it does not include Commercial/Work Features and (c) it is not a White Truck. (For the avoidance of doubt, a White Truck is not an Automobile or Family Light Truck.)

1.24 “General Display Ad” means an advertisement (with or without photographs) by a manufacturer or a dealer that promotes (i) makes or models of a Product Category (but unlike a typical display ad does not identify Specific Items) manufactured or sold by such manufacturer or dealer (e.g., a Chevrolet ad promoting Suburbans is a General Display Ad for a Family Light Truck) or (ii) the general fact that such manufacturer or dealer manufactures or sells products in a Product Category (but does not identify Specific Items) (e.g., a GMC ad promoting its trucks of a type within the definition of Commercial Light Trucks and/or Big Trucks is a General Display Ad for products that are Commercial Light Trucks and/or Big Trucks).

1.25 “Industry Classifications” means the truck industry classifications attached hereto as Schedule 1.25.

1.26 “Initial Cox License Agreement” shall have the meaning given in the Recitals.

1.27 “Initial License Agreement” shall have the meaning given in the Recitals.

1.28 “Landmark Advertising Categories” means the following, each subcategory of the following, and all combinations thereof: motorcycles, recreational vehicles (e.g., a Winnebago), all-terrain vehicles (e.g., a Honda TRX450R or a Honda FourTrax Recon), dune buggies, go-carts, golf carts, snowmobiles, boats and yachts (whether motor or sail), personal watercrafts, Commercial Light Trucks, Big Trucks, construction and heavy equipment, trailers, aircraft and any parts, accessories, aftermarket products or equipment of or used with any of the foregoing; apartments, condominiums, homes, employment and travel; and multiple categories of general merchandise (for example, furniture and computers are each single categories of general merchandise, but furniture and computers, together, constitute multiple categories of general merchandise).

1.29 “Landmark License Agreement” shall have the meaning given in the Recitals.

1.30 “Landmark Licensee” means the licensee pursuant to the terms of the Landmark License Agreement, and any subsequent holder of the Landmark License Agreement.

1.31 “Launched Business” means a business (i) in which a party has expended (including, without limitation, by cash expenditures, incurrence of indebtedness and investments of capital) more than Three Hundred Thousand Dollars ($300,000) and (ii) that is operational and providing services to customers on at least an annual basis.

1.32 “Licensed Names and Marks” means collectively the Existing Cox Business Marks, the Shared Names and Marks, the New Cox Business Marks and the Core Truck Trader Internet Names.

1.33 “Licensee” shall have the meaning given in the Preamble.

1.34 “Licensor” shall have the meaning given in the Preamble.

1.35 “New Covered Goods and Services” shall have the meaning set forth in Section 2.1(d).

1.36 “New Cox Business Marks” means names and/or marks that Licensee adopts and uses in accordance with the rights granted to Licensee pursuant to Section 2.1(c) or Section 2.1(d) of this Agreement.

1.37 “New Excluded Goods and Services” means goods and services of the type that may be sold, provided, offered or promoted under a New Landmark Business Mark.

1.38 “New Landmark Business Marks” means names and/or marks that the Landmark Licensee adopts and uses in accordance with the rights granted to the Landmark Licensee pursuant to Section 2.1(c) or Section 2.1(d) of the Landmark License Agreement.

1.39 “Noncompetition Agreement” means the Noncompetition Agreement dated the date hereof by and among Dominion Enterprises f/k/a Trader Publishing Company, LTM Company, L.P., ATC Holdings, Inc., Landmark Communications, Inc., Cox Auto Trader, Inc., f/k/a TPI, Inc., Cox Enterprises, Inc. and AutoTrader.com, LLC.

1.40 “Person” means any individual, corporation, partnership, firm, joint venture, association, trust, or unincorporated organization, a government, or any agency, authority, political subdivision thereof, or any other entity.

1.41 “Product Category” means any category of any Cox Advertising Category (e.g., Automobiles or Family Light Trucks) or any category of any Landmark Advertising Category (e.g., Commercial Light Trucks, Big Trucks, motorcycles).

1.42 “Restricted Term/Mark” means (i) any or all of the Exclusive Landmark Marks, (ii) any or all of the Shared Names and Marks, and (iii) any term that describes or refers to any of the Landmark Advertising Categories or any subcategory thereof or any combination of the foregoing (excluding the word “truck” if Licensee is using such word to describe or refer to a Cox Advertising Category or subcategory or any combination thereof).

1.43 “Shared Names and Marks” means the names and marks “TRADER PUBLISHING” and “TRADER PUBLISHING COMPANY”.

1.44 “Specific Item” means a specific, existing item, tangible or intangible, that has been manufactured, constructed, produced or otherwise arranged and is available to be purchased, leased or obtained (e.g., a car on a dealer’s lot, a house that is located at an address or a job position that an employer has available).

1.45 “Stockholders Agreement” means the Amended and Restated Stockholders Agreement dated the date hereof by and among Licensor, Cox CTP, Inc., and LTM Company, L.P.

1.46 “TPI Names and Marks” shall have the meaning given in the Recitals.

1.47 “Trader” shall have the meaning given in the Preamble.

1.48 “Website” means a page or collection of pages on the Web that are accessed through a common root URL (Uniform Resource Locator).

1.49 “Web” means the part of the Internet, commonly known as the World Wide Web, designed to allow easier navigation of the network through the use of graphical user interfaces and hypertext links between different IP addresses.

1.50 “White Truck” means any basic, lightly optioned truck that (i) is classified by the Industry Classifications as a Class 1, Class 2 or Class 3 truck, (ii) is typically sold to businesses, governmental bodies or other entities and is typically white and (iii) does not include any Commercial/Work Features.

2.	GRANT OF LICENSE

2.1 (a) (i) Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide royalty-free right and license to use and promote the Existing Cox Business Marks in all fields of use, subject to the terms and conditions set forth herein. The license granted in this Section 2.1(a) with respect to the Existing Cox Business Marks shall be exclusive in all fields of use.

(ii) Notwithstanding the scope of the grant made pursuant to Section 2.1(a)(i), Licensee may not use the Existing Cox Business Marks in a manner prohibited by Section 2.1(f) below.

(b) (i) Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide royalty-free right and license to use and promote the Shared Names and Marks in all fields of use, subject to the terms and conditions set forth herein. The license granted in this Section 2.1(b) with respect to the Shared Names and Marks is identical and pari passu with a license granted by Licensor to the Landmark Licensee under the Landmark License Agreement and, subject to the Landmark Licensee’s identical rights, shall be exclusive in all fields of use.

(ii) Notwithstanding the scope of the grant made pursuant to Section 2.1(b)(i), Licensee may not use the Shared Names and Marks with any good or service other than in connection with printing services and print publication distribution services.

(c) (i) Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide royalty-free right and license to adopt, use and promote any name, trademark, and/or service mark that includes the element “TRADER” in combination with one or more other terms that describe or refer to the Cox Advertising Category or any subcategory thereof or any combination of the foregoing (except for any Core Truck Trader Internet Name), and do not (x) describe or refer to any of the Landmark Advertising Categories or any subcategory thereof or any combination of the foregoing (excluding the word “truck” if Licensee is using such word to describe or refer to a Cox Advertising Category or subcategory or any combination thereof), (y) use any other Restricted Term/Mark, or (z) describe or refer to a category of good or service that is not a Cox Advertising Category or any subcategory thereof, in all fields of use, subject to the terms and conditions set forth herein. (For the avoidance of doubt, the use of “commercial”, “work”, “business” or any other word of similar import modifying the word “truck” is not permitted, because such words would describe or refer to the Landmark Advertising Category for Commercial Light Trucks and/or Big Trucks). The license granted under this Section 2.1(c) with respect to each name and/or mark that Licensee adopts and begins using pursuant to the terms and conditions of this Section 2.1(c) shall be exclusive with respect to Covered Goods and Services. To the extent that, after the Effective Date, Licensor acquires a name, trademark and/or service mark that, if not otherwise owned by Licensor, Licensee could adopt, use and promote pursuant to this Section 2.1(c), such name, trademark and/or service mark shall be treated as a New Cox Business Mark that Licensee is licensed to use pursuant to this Section 2.1(c).

(ii) Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide royalty-free right and license to adopt, use and promote the Core Truck Trader Internet Names in all fields of use, subject to the terms and conditions set forth herein. The license granted in this Section 2.1(c)(ii) with respect to the Core Truck Trader Internet Names is identical and pari passu with a license granted by Licensor to the Landmark Licensee under the Landmark License Agreement and, subject to the Landmark Licensee’s identical rights and the rights of Licensor to use the Core Truck Trader Internet Names in the manner set forth in the

Stockholders Agreement, shall be exclusive in all fields of use. Notwithstanding the foregoing, Licensee may not use any Core Truck Trader Internet Name with any good or service other than in connection with the promotion of the Web page maintained by Licensor at the domain name “trucktrader.com,” and then only in the manner and to the extent approved by Licensor pursuant to the terms of the Stockholders Agreement.

(iii) Notwithstanding the scope of the grant made pursuant to Section 2.1(c)(i), Licensee may not use the names or marks adopted pursuant to Section 2.1(c)(i) in a manner prohibited by Section 2.1(f) below.

(d) In addition to the rights granted in Section 2.1(c), Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide royalty-free right and license to adopt, use and promote any name, trademark and/or service mark that includes the element “TRADER” in combination with one or more other terms, excluding any term that describes or refers to (x) the Cox Advertising Category or any subcategory thereof or any combination of the foregoing, (y) any of the Landmark Advertising Categories or any subcategory thereof or any combination of the foregoing or (z) any other Restricted Term/Mark, in all fields of use, subject to the terms and conditions set forth herein, provided (A) Licensee must begin using the name or mark in connection with a Launched Business of Licensee before the Landmark Licensee begins using the name or mark pursuant to Section 2.1(d) of the Landmark License Agreement in connection with a Launched Business of the Landmark Licensee, and (B) Licensee may not use such name and/or mark in a manner prohibited by Section 2.1(f) below. The license granted in this Section 2.1(d) with respect to each name and/or mark that Licensee adopts and begins using pursuant to the terms and conditions of this Section 2.1(d) shall be exclusive with respect to goods and services of the type that are covered by the New Cox Business Mark (the “New Covered Goods and Services”), provided, in no event shall New Covered Goods and Services be deemed to include any Covered Goods and Services or any Excluded Goods and Services.

(e) Licensor shall be the owner of each New Cox Business Mark. Any application for registration of a New Cox Business Mark shall be filed by Licensee on behalf of Licensor. All New Cox Business Marks shall be Licensed Names and Marks for purposes of this Agreement, Schedule 2.1(e) shall be deemed to be amended to identify such New Cox Business Marks and, upon Licensee’s request, Schedule 2.1(e) shall be amended to identify such New Cox Business Marks.

(f) Notwithstanding the scope of the grants made pursuant to Section 2.1(a), Section 2.1(c) and Section 2.1(d), Licensee shall not use, and shall not permit any of its sub-licensees to use, any of the Exclusive Cox Marks with respect to any print publication or any Website (excluding the ATC Site and Exempt Publications (defined below)), in which (i) fifty percent (50%) or more of the aggregate advertisements (including, without limitation, Classified Advertising Listings and General Display Ads) in such print publication or displayed on such Website are for Excluded Goods and Services and/or New Excluded Goods and Services, or (ii) any Excluded Goods and Services or New Excluded Goods and Services are promoted on the front or back cover of such print publication or home page of such Website through the publication or display of any text, photograph or picture that describes or depicts any Excluded Goods and Services or New Excluded Goods and Services. For purposes of counting advertisements in the calculation described in the preceding sentence, if a Classified Advertising

Listing contains multiple listings of Specific Items for sale, each listing within such advertisement shall be considered a separate advertisement. As used herein, “Exempt Publication” means any print publication listed on Schedule 2.1(f), provided, a print publication listed in Section A of Schedule 2.1(f) shall cease to be an Exempt Publication and shall be subject to the restrictions in clauses (i) and (ii) of this Section 2.1(f) if pursuant to Section 2.3 of the Services Agreement of even date herewith the Landmark Licensee notifies Licensee in writing that Licensee shall cease publishing advertising for Excluded Goods and Services in such print publication, provided, the date it shall cease to be an Exempt Publication shall be the same date following such notice that Licensee must cease publishing such advertising under Section 2.3 of said Services Agreement.

(g) Subject to the restrictions set forth in this Section 2.1(g), Licensee shall have the right to apply for, obtain and maintain in its own name (as further described in Section 5.2 below) a registration for any domain name that (i) is identical to an Exclusive Cox Mark (e.g., “autotrader.com”) or, with respect to an Exclusive Cox Mark ending in “.com” or another top-level domain identifier, is identical to that portion of the Exclusive Cox Mark before such ending, or (ii) combines an Exclusive Cox Mark or, with respect to an Exclusive Cox Mark ending in “.com” or any other top-level domain identifier, combines that portion of the Exclusive Cox Mark before such ending, with one or more other terms, whether in the same level of the domain name as the Exclusive Cox Mark or not, excluding (A) any term that describes or refers to any of the Landmark Advertising Categories or any subcategory thereof or any combination of the foregoing (other than the word “truck” if Licensee is using such word to describe or refer to a Cox Advertising Category or subcategory or any combination thereof) or (B) any other Restricted Term/Mark (e.g., Licensee may obtain and maintain a domain name such as “myautotrader.com”). Notwithstanding the foregoing, Licensee shall not have the right to apply for, obtain or maintain a registration for any domain name that is identical to a Core Truck Trader Internet Name, and Licensor hereby reserves the right to register, use and maintain any domain name that is identical to a Core Truck Trader Internet Name, in the manner set forth in the Stockholders Agreement.

(h) Licensor shall not grant any other Person any license to use the element “TRADER” alone or in combination with one or more other terms with respect to Covered Goods and Services or any New Covered Goods and Services. Licensor shall not grant any license to any other Person other than the Landmark Licensee or its assignees to use the element “TRADER” alone or in combination with one or more terms.

(i) Notwithstanding the foregoing, Licensee’s right to use the Licensed Names and Marks in certain geographic regions is subject to the agreement described on Schedule 2.1(i).

2.2 Licensee acknowledges and agrees that the Licensed Names and Marks have only been registered for use in the United States and its territories and in Italy, as and to the extent set forth in Schedule 2.2. NOTWITHSTANDING THE GRANT OF THE WORLDWIDE LICENSES, NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, HAVE BEEN MADE BY LICENSOR AND ANY SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

3.	TERM

3.1 This license shall remain in effect for an initial term of ten (10) years and shall be automatically renewed for an unlimited number of successive ten (10) year terms thereafter unless Licensee gives written notice of termination to Licensor not less than ninety (90) days prior to the expiration of any term hereunder. (For the avoidance of doubt, Licensor shall not have the right to decline the renewal.)

4.	QUALITY STANDARDS AND LEGAL COMPLIANCE

4.1 Licensee shall continue to maintain the standards of quality heretofore established and maintained by Licensor and its licensees for all uses of the Licensed Names and Marks and shall provide samples of such uses to Licensor upon reasonable request.

4.2 Licensee shall be responsible for compliance with all applicable laws and regulations and for obtaining all necessary licenses, permits and governmental approvals in connection with the business of Licensee conducted under the Licensed Names and Marks.

4.3 Licensee shall be authorized to use the Existing Cox Business Marks, the Shared Names and Marks and the Core Truck Trader Internet Names in the manner and various styles previously used by Licensor and its licensees in connection with such marks. If Licensee desires to modify the artwork, typestyles, or graphic presentation of any of the Licensed Names and Marks, Licensee shall provide samples of the proposed new artwork to Licensor. In the absence of objection by Licensor within fifteen (15) days after receipt of such samples, such modifications shall be deemed approved. Within ten (10) days after Licensee begins using a New Cox Business Mark, Licensee shall give Licensor and the Landmark Licensee notice of adoption of such New Cox Business Mark and a sample specimen of its use. In the absence of objection by Licensor within fifteen (15) days after receipt of such samples, such form of specimen shall be deemed approved. Any objections by Licensor under this Section shall be reasonable and the grounds therefor shall be specifically stated in writing. The parties shall cooperate in good faith to resolve any issues related to the manner of use of the Licensed Names and Marks. In the event any modification of the Licensed Names and Marks is agreed to, Licensor shall be the owner of such modification. Upon Licensee’s request, Licensor shall adopt a style guide that may be used by Licensee.

4.4 Licensee shall not do anything in connection with the distribution, promotion or sale of its products or services with the Licensed Names and Marks that would reasonably be construed to be pornographic, obscene or illegal or which tarnishes or brings disrepute to any of the TPI Names and Marks or Licensor.

5.	REGISTRATION, MAINTENANCE AND PROTECTION

5.1 Licensee shall be responsible for the maintenance of any registrations and the prosecution of any applications for registration for the Exclusive Cox Marks in any jurisdiction, which marks shall be registered in the name of Licensor. Subject to preexisting registrations and applications and applicable trademark law, Licensee may, in its sole discretion and at its sole expense, file, in the name of Licensor, all appropriate applications deemed necessary by Licensee to protect the Exclusive Cox Marks. Licensor shall assist Licensee, at Licensee’s expense, to the extent necessary in Licensee’s reasonable opinion, in the registration and maintenance of the Exclusive Cox Marks, including, executing any documents such as, but not limited to, a Power of Attorney, which may be reasonably required to permit Licensee to maintain any registrations or to prosecute any applications for registration. Licensee shall have the exclusive right, in its sole discretion, to decide whether to abandon or to maintain such registrations or applications for registration. In the event that Licensor has actual knowledge of an actual or potential third party claim that the use of any of the Exclusive Cox Marks infringes on such third party’s rights, Licensor shall notify Licensee in writing. Licensee shall have primary responsibility with respect to defending any opposition or challenge to any of the Exclusive Cox Marks on behalf of Licensor. Licensee shall have the exclusive right, in its sole discretion, to decide whether to defend any opposition or challenge to the use or registration of any of the Exclusive Cox Marks.

5.2 Licensee shall be responsible for taking any actions necessary to apply for, obtain and maintain any domain name that it is permitted to apply for, obtain and maintain pursuant to Section 2.1(g). Licensor shall assist Licensee, at Licensee’s expense, to the extent necessary in Licensee’s reasonable opinion, in the registration and maintenance of such domain names, including executing any documents that may be requested or required by any applicable domain name registrar. Licensee shall have the exclusive right, in its sole discretion, to decide whether to abandon or to maintain any such domain name registrations.

5.3 Except as otherwise provided below, Licensee shall have the exclusive right and responsibility, and sole discretion with respect to, identifying and prosecuting all claims against third parties with respect to the Exclusive Cox Marks, including, without limitation, claims of unauthorized use, infringement or dilution, and to challenge all registrations or attempted registrations of potentially confusing similar trademarks, trademarks, service marks or domain names. Licensee shall be authorized to prosecute any such claims in the name of Licensor. Licensee shall control any litigation relating to such claims, shall bear all of the expense of such litigation, shall be entitled to settle any litigation involving only monetary remedies, and shall be entitled to retain all proceeds of such litigation. Licensee shall notify Licensor in writing of any claim against a third party or a third party registration or application that Licensee has determined not to prosecute or challenge and, in such event, Licensor, in its sole discretion and at its sole expense, may pursue such claim. In the event that Licensor has actual knowledge of a claim that Licensee may have against a third party with respect to the Exclusive Cox Marks or a third party registration or application that Licensee may wish to challenge, Licensor shall notify Licensee in writing.

5.4 The parties shall cooperate in any litigation arising hereunder and Licensee shall bear the reasonable expenses of Licensor’s involvement in any litigation controlled by Licensee.

5.5 In the event a claim arises as to any of the Licensed Names and Marks arising from use of the term “TRADER” in relation to goods or services which are closely related to both the business of Licensee and that of the Landmark Licensee or an infringement of any of the Shared Names and Marks or the Core Truck Trader Internet Names, Licensee shall cooperate with Licensor and the Landmark Licensee in determining whether to take joint action and in pursuing such joint action that the parties mutually agree to undertake. Licensee shall retain the right to take legal action independently if no timely agreement to act jointly is reached.

5.6 Notwithstanding anything to the contrary set forth herein, Licensee will not consent to the entry of any judgment or enter into any settlement that adversely affects the trademark rights of Licensor without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.

6.	INDEMNIFICATION

6.1 Except as provided below, Licensee shall indemnify, defend and hold harmless Licensor from and against any and all claims against Licensor to the extent arising out of or caused by Licensee’s use of the Licensed Names and Marks or any other acts or omissions by Licensee, including, without limitation, any action in the nature of trademark infringement, trade name infringement, dilution or unfair competition. The parties shall cooperate in the defense of any such action at Licensee’s expense.

6.2 (a) If Licensee is sued for trademark infringement, trade name infringement, dilution or unfair competition along with the Landmark Licensee and the alleged action arises out of Licensee’s use of the Exclusive Cox Marks, Licensee, at its sole cost and expense, shall indemnify, defend and hold harmless Licensor and the Landmark Licensee from and against all cost, loss, damage and expense arising out of such alleged trademark infringement.

(b) If Licensee and the Landmark Licensee are both the subject of any action in the nature of trademark infringement, trade name infringement, dilution or unfair competition and the action arises from any use of the Shared Names and Marks or the Core Truck Trader Internet Names, and provided the Landmark License Agreement imposes a similar obligation on the Landmark Licensee and Licensee is a third party beneficiary to that provision of the Landmark License Agreement, Licensee shall jointly, along with the Landmark Licensee, each bearing an equal share of the cost and expense, defend and indemnify Licensor from and against all cost, loss, damage and expense arising out of such alleged trademark infringement, unless such action arises from the sole act of either Licensee or the Landmark Licensee, in which case the Licensee or the Landmark Licensee, as applicable, that is responsible for such act shall defend and indemnify Licensor and the other licensee from and against all cost, loss, damage and expense arising out of such action and the indemnified party shall allow the indemnifying party to direct the defense of any such action. The indemnified party shall provide the indemnifying party, at the indemnifying party’s expense, with information and assistance that is reasonably necessary for the defense of the action.

(c) The Landmark Licensee and any other Person identified in Section 8.12 as a third party beneficiary shall be third party beneficiaries of this Section 6.2.

(d) The parties shall cooperate in the defense of any action that is the subject of this Section 6.2.

7.	DISPUTE RESOLUTION

7.1 In the event of any dispute or allegations of breach of any obligations of either party under this Agreement, the objecting party shall give written notice, specifically setting forth the grounds for objection and the other party shall have sixty (60) days in which to cure any alleged breach. The parties shall cooperate in good faith to seek a reasonable and fair resolution of any disputes. Licensor shall not be entitled to terminate this license for breach but may seek damages and/or equitable relief (other than termination) in an action or proceeding of the nature referred to in Section 7.3, in the manner set forth in Section 7.3 (without limiting the foregoing, Licensor may seek an order for specific performance that requires Licensee to remedy any failure to maintain reasonable standards of quality and imposes appropriate sanctions for any failure to do so).

7.2 As permitted by Section 2708 of Title 6 of the Delaware Code Annotated, this Agreement shall be deemed to have been entered into in the State of Delaware, and all questions concerning the validity, interpretation or performance of any of its terms or provisions, or any rights or obligations of the parties hereto, shall be exclusively governed by and resolved in accordance with the laws of the State of Delaware, without reference to its choice of law rules or to the laws of any other jurisdiction. The parties acknowledge and agree that the value of the license given in this Agreement and the damages that would result from breach of this Agreement, in both cases, exceed One Hundred Thousand Dollars ($100,000).

7.3 Consent to Jurisdiction.

(a) Except as provided in Section 7.3(c) and Section 7.3(d), with respect to any dispute, claim or controversy arising under, out of, in connection with or relating to this Agreement or other agreements, assignments, certificates or other documents or instruments delivered pursuant hereto or thereto or in furtherance hereof or thereof (the “Related Agreements”), or the transactions contemplated hereby or thereby, or any course of conduct, course of dealing, statements (oral or written), or actions of any party relating to this Agreement or the Related Agreements, including any claim based on or arising from an alleged tort, each party irrevocably consents and submits to the exclusive jurisdiction of any United States federal court or Delaware state court sitting in the City of Wilmington in the State of Delaware, irrevocably waives any objection that it may have at any time to the laying of venue of any such suit, action or proceeding brought in any such court (“Venue Objection”), irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum (“Forum Objection”), and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over the party (“Jurisdiction Objection”).

(b) Nothing in this Agreement shall be deemed to limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement.

(c) Notwithstanding any provision of this Agreement to the contrary, no provision of, nor the exercise of any rights under this Agreement, will limit the right of any party to join another party in litigation in the event of any litigation or proceeding commenced by any third party against a party to this Agreement in which another party is an indispensable party or potential third party defendant (e.g., such other party may be obligated to indemnify the defendant in such third party action).

(d) Notwithstanding any provision of this Agreement to the contrary, in the event that a party shall seek injunctive or other equitable relief, including ancillary or preliminary relief with respect to any collateral or security (“Equitable Relief”) for a dispute, claim or controversy of the nature referred to in this Section 7.3:

(i) such party may seek Equitable Relief in a chancery court or other court with jurisdiction over matters in equity (a “Court of Equity”); and

(ii) such party may seek such Equitable Relief in a Court of Equity sitting in (A) the state in which any of the other parties defendant to such proceeding resides or has its principal place of business, (B) the state in which any portion of the conduct that gave rise to the suit for Equitable Relief occurred, or (C) any other federal or state court of competent jurisdiction with respect to the subject matter of such Equitable Relief; and

(iii) each party hereby irrevocably consents and submits to the jurisdiction of any federal or state court described in clause (ii) above and irrevocably waives any Venue Objection, Forum Objection, or Jurisdiction Objection that such party may have otherwise had to the pursuit of any suit for Equitable Relief in any such court.

7.4 Agent for Service of Process.

(a) Licensor hereby irrevocably appoints Corporation Service Company, with an office on the date hereof at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, as its agent to receive and acknowledge on behalf of itself and its properties and assets service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 7.3. The designation and appointment shall, to the fullest extent permitted by law, be irrevocable. If (i) the agent (or any agent appointed pursuant to this sentence) shall cease so to act or (ii) the appointment of the agent (or any agent appointed pursuant to this sentence) shall prove to be ineffective for any reason, then Licensor shall without delay appoint another agent satisfactory to Licensee and shall promptly deliver to Licensee evidence in writing of the other agent’s acceptance of the appointment.

(b) Licensee hereby irrevocably appoints Corporation Service Company, with an office on the date hereof at 2711 Centerville Road, Suite 400, Wilmington, DE 19808, as its agent to receive and acknowledge on behalf of itself and its properties and assets service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 7.3. The designation and appointment shall, to the fullest extent permitted by law, be irrevocable. If (i) the agent (or any agent appointed pursuant to this sentence) shall cease so to act or (ii) the appointment of the agent (or any agent appointed pursuant to this sentence) shall prove to be ineffective for any reason, then Licensee shall without delay appoint another agent satisfactory to Licensor and shall promptly deliver to Licensor evidence in writing of the other agent’s acceptance of the appointment.

(c) Each of the parties irrevocably consents to process being served in any suit, action, or proceeding of the nature referred to in Section 7.3:

(i) By serving a copy thereof upon the agent for service of process referred to herein (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge the service) or, in the absence of that agent from its office referred to, or specified in the most recent notice provided for in, clauses (a) or (b)

of this Section, by delivering a copy to the office; provided that, to the extent lawful and possible, written notice of the service shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to the party at its address specified in or designated pursuant to Section 8.8; or

(ii) If service pursuant to Section 7.4(c)(i) shall prove in the good faith judgment of the parties to be illegal or impracticable, by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the party specified in or designated pursuant to Section 8.8.

(d) To the extent it may effectively do so under applicable law, each of the parties irrevocably waives all claim of error by reason of such service and agrees that such service (i) shall be deemed in every respect effective service of process upon it in any suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to such party.

(e) The foregoing provisions shall not limit the right of any party hereto to serve process in any other manner permitted by law.

7.5 TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND WITH THE ADVICE OF COUNSEL WAIVE ANY RIGHTS THAT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CAUSE OF ACTION BASED ON THIS AGREEMENT OR RELATING TO, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY RELATING TO THIS AGREEMENT. THIS WAIVER WILL APPLY REGARDLESS HOW ANY CAUSE OF ACTION IS DENOMINATED AND REGARDLESS OF WHAT RELIEF IS SOUGHT. IF THIS WAIVER IS INEFFECTIVE AS TO ONE OR MORE CAUSES OF ACTION FOR ANY REASON, THIS WAIVER WILL REMAIN EFFECTIVE AS TO ALL OTHER CAUSES OF ACTION. THIS WAIVER OF JURY TRIAL WILL NOT APPLY WITH RESPECT TO CLAIMS AS PROVIDED IN SECTION 7.3(c) HEREIN. NO THIRD PARTY, EXCEPT FOR A THIRD PARTY BENEFICIARY UNDER SECTION 8.12, SHALL HAVE THE RIGHT TO ASSERT OR ENFORCE THE WAIVER BY THE PARTIES UNDER THIS SECTION 7.5.

8.	MISCELLANEOUS

8.1 Amendments. No amendment or modification of any provision of this Agreement shall be effective unless it is set forth in a writing duly executed by each party, provided, with respect to any provision to which the Landmark Licensee is an express a third party beneficiary, such amendment or modification shall not be effective unless the Landmark Licensee consents in writing.

8.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Licensee may not assign or sublicense any of its rights under this Agreement or any interest herein without the prior written consent of Licensor, except (i) Licensee may assign or sublicense its rights herein in whole or in part (A) to an Affiliate, (B) to a purchaser of all or substantially all of the assets of Licensee or a purchaser of a business of Licensee that uses a Licensed Name or Mark, or (C) in connection with a consolidation, merger or similar reorganization to the extent this Agreement is deemed assigned in such transaction; provided, in each case of assignment, notice of assignment is given and the assignee agrees to be bound by and assume all of the restrictions and obligations related to the assigned rights of Licensee under this Agreement for the benefit of Licensor and all third party beneficiaries of this Agreement, and in each case of sublicense, notice of sublicense is given and the sublicensee agrees to be bound by and to assume all of the restrictions and obligations related to the sublicensed rights of Licensee under this Agreement for the benefit of Licensor and all third party beneficiaries of this Agreement, or (ii) Licensee may grant one or more third parties a limited, nonexclusive sublicense to use any Exclusive Cox Mark to sell, provide, offer or promote any Covered Goods and Services or New Covered Goods or Services in Licensee’s name and on Licensee’s behalf, subject to the restrictions and limitations herein. In addition, Licensee may not sublicense to any other Person any of the rights or licenses granted under Section 2.1(d) of this Agreement (or any provisions that were necessary solely in order to give effect to such rights).

8.3 Modified License Agreements and New License Agreements. At any time and from time to time during the term of this Agreement, upon Licensee’s written request, in connection with an assignment or otherwise and at Licensee’s sole expense, Licensor will modify this Agreement (the “Modified License Agreement”) and enter into a new license agreement or agreements (each such new license or licenses, a “New License”) in order to license separately under the Modified License Agreement and the New License(s), respectively, specific Exclusive Cox Marks, provided that (i) the Modified License Agreement and each New License shall name such person, firm or corporation that shall be the licensee, as designated by Licensee in its written request to Licensor; (ii) no Exclusive Cox Mark that is licensed under the Modified License Agreement or a New License shall also be licensed under any other agreement (the Modified License Agreement or an other New License, as applicable); (iii) the Modified License Agreement and each New License shall contain the same terms, provisions, covenants and agreements as set forth herein, mutatis mutandis, except that: (A) such Modified License Agreement or New License(s) shall license to the respective licensee named thereunder only the specific Exclusive Cox Marks as shall be specified by Licensee in its written request to Licensor and (B) any New License will not contain the rights granted under Sections 2.1(b), 2.1(c) and 2.1(d) of this Agreement (or any provisions that were necessary solely in order to give effect to such rights), and provisions corresponding those Sections will be maintained only in the Modified License Agreement and only Licensee shall have the rights granted thereby.

8.4 Severability. All provisions of this Agreement are intended to be severable. In the event any provision or restriction contained herein is held to be invalid or unenforceable in any respect, in whole or in part, such finding will in no way affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that any such invalid or unenforceable provision will be deemed modified so that it will be enforced to the greatest extent permissible under law, and to the extent that any court of competent jurisdiction determines any restriction herein to be unreasonable in any respect, such court may limit this Agreement to render it reasonable in the light of the circumstances in which it was entered into and specifically enforce this Agreement as limited.

8.5 Counterparts. This Agreement and any amendment hereof may be executed in any number of counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In producing this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

8.6 No Waivers by Implication. No course of dealing on the part of any party (or its respective officers, directors, managers, employees, consultants or agents, as applicable) nor any failure or delay by any party with respect to exercising any of its respective rights, powers or privileges under this Agreement or law shall operate as a waiver thereof. No waiver by any party of any condition or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed a further or continuing waiver of any condition or covenant, representation or warranty of this Agreement.

8.7 Reproductions. This Agreement and all other documents, instruments and agreements in the possession of the parties that relate hereto or thereto may be reproduced by the parties, and any such reproduction shall be admissible in evidence, with the same effect as the original itself, in any judicial or other administrative proceeding, whether the original is in existence or not. No party will object to the admission in evidence of any such reproduction, unless the objecting party reasonably believes that the reproduction does not accurately reflect the contents of the original and objects on that basis.

8.8 Notices. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including telexes, telecopies, facsimile transmissions and similar writings, but not e-mail) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify for that purpose by notice to the other party.

If to Licensor:	TPI Holdings, Inc. c/o Landmark Communications, Inc. 150 W. Brambleton Avenue Norfolk, Virginia 23510-2075 Telecopier: (757) 664-2164 Attention: Guy R. Friddell, III

With a copy to:	Thomas C. Inglima, Esquire Willcox & Savage, P.C. One Commercial Place, Suite 1800 Norfolk, Virginia 23510 Telecopier: (757) 628-5566

If to Licensee:

Cox Enterprises, Inc.

6205 Peachtree Dunwoody Road

Atlanta, Georgia 30328

Telecopier:        (678) 645-1828

Attention:          Andrew A. Merdek

Cox Auto Trader, Inc.

6205 Peachtree Dunwoody Road

Atlanta, Georgia 30328

Telecopier:        (678) 645-5003

Attention:          Charles B. Solomon

with a copy to:	Richard A. Wilhelm, Esquire Dow Lohnes PLLC Six Concourse Parkway, Suite 1800 Atlanta, Georgia 30328-6117 Telecopier: (770) 901-8874

Each such notice, request or other communication shall be effective (a) if given by telecopier, when such telecommunication is transmitted and confirmation of receipt obtained, (b) if given by mail, upon receipt, or (c) if given by any other means, when delivered at the address specified in this Section 8.8.

8.9 Entire Agreement. This Agreement, together with its schedules and (a) the Noncompetition Agreement, (b) the Stockholders Agreement, (c) the Agreement and Consent Regarding Assignment and Assignment and Assumption Agreement dated the date hereof between Licensor, Licensee, and Dominion Enterprises, and (d) the Agreement and Consent regarding Assignments and Assignment and Assumption Agreement dated the date hereof between Licensee, Dominion Enterprises and Autotrader.com, LLC, sets forth the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof. If there is a conflict between the terms and conditions contained in this Agreement and any other agreement between the parties, the provisions of this Agreement shall control. The foregoing notwithstanding, nothing herein shall be deemed or construed to supersede, modify, waive or otherwise affect any rights or obligations under, or the other terms of, the Noncompetition Agreement.

8.10 Further Documentation. The parties agree to cooperate in the preparation or execution of any future documentation that may be necessary to effectuate the intent of this Agreement.

8.11 Captions. The captions of and sections in this Agreement are for convenience of reference only, shall not define or limit the provisions hereof, and shall not have any legal or other significance whatsoever.

8.12 Third Party Rights. It is the intention of the parties that nothing in this Agreement shall be deemed to create any right with respect to any Person not a party to this Agreement or the successor or assign thereof, except, subject to the following sentence, the Landmark Licensee shall be a third party beneficiary of (i) the terms of Section 2.1 that limit or otherwise restrict Licensee’s rights and (ii) the terms of Section 6.2. If the Landmark Stockholder, as that term is defined in the Stockholders Agreement, elects to have its shares in Licensor redeemed under Section 7.A of the Stockholders Agreement so that Licensor is wholly-owned by the Cox Stockholder, as that term is defined in the Stockholders Agreement, and the Landmark License Agreement is amended so that the Landmark Licensee becomes the Amended License Holder, as that term is defined in the Inter-Owner Agreement attached as Exhibit F to the Stockholders Agreement (“Inter-Owner Agreement”), then the Designated Withdrawn Marks Owner, as that term is defined in the Inter-Owner Agreement, shall be a third party beneficiary of the terms of Section 2.1 that limit or otherwise restrict Licensee’s rights and the terms of Section 6.2; and the Amended License Holder shall be a third party beneficiary of Section 2.1(b) and Section 6.2(b).

8.13 Singular/Plural Terms. As used in this Agreement, the use of the singular or plural form of any noun, pronoun, or verb will be deemed to include the other whenever the context so indicates or requires.

[Remainder of page intentionally left blank – Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LICENSOR:

TPI HOLDINGS, INC., a Delaware corporation

By:	/s/ Andrew A. Merdek
Andrew A. Merdek
Secretary

LICENSEE:

COX AUTO TRADER, INC., a Delaware corporation

By:	/s/ Charles B. Solomon
Charles B. Solomon
Vice President

Exhibit A

Landmark License Agreement

See attached.

Schedule 1.21

Existing Cox Business Marks

A.	Registered Marks

Description	Registration (Application) No. / Jurisdiction[1]	Registration (Filing) Date
AUTO & TRUCK TRADER	2,816,698	2/24/2004
AUTO TRADER	1,247,037	8/2/1983
AUTO TRADER	2,390,815	10/3/2000
AUTO TRADER	101583 / Alabama	11/18/1982
AUTO TRADER	6422 / Arkansas	9/2/1976
AUTO TRADER	63902 / California	7/1/1981
AUTO TRADER	19851015946 / Colorado	4/11/1979
AUTO TRADER	19940067753 /Delaware	6/27/1994
AUTO TRADER	923833 / Florida	6/30/1981
AUTO TRADER	52896 / Illinois	4/13/1983
AUTO TRADER	8754 / Kansas	5/11/1983
AUTO TRADER	20030034 / Maryland	3/6/2003
AUTO TRADER	M86001 / Michigan	11/30/1982
AUTO TRADER	7725 / Missouri	4/11/1983
AUTO TRADER	21458 / New York	2/24/1983
AUTO TRADER	17218 / North Carolina	11/12/2002
AUTO TRADER	773197S / Pennsylvania	6/13/1983
AUTO TRADER	3970217 / Texas	1/29/1982
AUTO TRADER	4250 /Virginia	11/9/1982
AUTO TRADER	14180 /Washington	4/13/1983
AUTO TRADER	1006798 / West Virginia	4/16/2003
AUTO TRADER	791906 / Italy	10/4/1999
AUTOTRADER.COM	2,381,590	8/29/2000
AUTOTRADER.COM and DESIGN	(78/530,448)	(12/10/04)
COLLECTOR CAR TRADER	2,294,233	11/23/1999
COLLECTOR CAR TRADERONLINE.COM	2,873,929	8/17/2004

[1]	Jurisdiction only specified if not United States federal registration/application.

Description	Registration (Application) No. / Jurisdiction[1]	Registration (Filing) Date
CUSTOM, ANTIQUE & SPORTSCAR TRADER	1,872,467	1/10/1995
LUXURY CAR TRADER	2,700,080	3/25/2003
MUSCLE & SPORTS CAR TRADER	2,415,322	12/26/2000
OLD CAR TRADER	1,911,290	8/15/1995
OLD CAR TRADER	2,348,530	5/9/2000
OLD CAR TRADER	T94658 / Florida	5/18/1994
PICKUP TRADER	2,295,507	11/30/1999
PICK-UP TRADER	1,644,398	5/14/1991
SPORT UTILITY & VAN TRADER	2,215,989	1/5/1999
SPORT UTILITY TRADER	2,389,676	9/26/2000
SPORTSCAR TRADER	1,449,610	7/28/1987
SPORTSCAR TRADER	80987 / California	4/21/1986
TRUCK & VAN TRADER	2,984,718	8/16/2005
TRUCK TRADER	2,817,176	2/24/2004
TRUCK TRADER	70983 / California	10/4/1983
TRUCK TRADER	T-2621 / Georgia	3/31/1983

B.	Common Law Marks

Mark
AUTO TRADER EXTRA
CLASSIC & ANTIQUE TRADER
CLASSIC, ANTIQUE & CUSTOM TRADER
MUSCLE, CLASSIC & SPORT TRADER

Schedule 1.22

Existing Landmark Business Marks

A.	Registered Marks

Description	Registration (Application) No. / Jurisdiction[2]	Registration (Filing) Date
AERO TRADER	2,288,805	10/26/1999
AERO TRADER	929179 / Florida	4/13/1983
AERO TRADER and DESIGN	1,623,632	11/20/1990
AERO TRADERONLINE.COM	2,873,918	8/17/2004
ANTIQUE & CLASSIC BOAT TRADER	2,522,987	12/25/2001
ATV TRADERONLINE.COM	2,868,892	8/3/2004
AUTO TRADER BIG TRUCK BOOK	1,460,841	10/13/1987
BARGAIN TRADER	1,207,204	9/7/1982
BARGAIN TRADER	2,294,228	11/23/1999
BARGAIN TRADERONLINE.COM	2,901,427	11/9/2004
BIG TRUCK & EQUIPMENT TRADER	1,641,262	4/16/1991
BIG TRUCK & EQUIPMENT TRADER	92827 / California	8/7/1990
BIG TRUCK TRADER	2,829,945	4/6/2004
BOAT & RV TRADER	1,450,690	8/4/1987
BOAT & RV TRADER	82451 / California	8/27/1986
BOAT & RV TRADER	T05678 / Florida	8/28/1986
BOAT TRADER	1,208,249	9/14/1982
BOAT TRADER	2,389,118	9/26/2000
BOAT TRADERONLINE.COM	2,873,930	8/17/2004
BOAT, BIKE & RV TRADER	1,936,555	11/21/1995
CHOPPER SHOPPER	2,741,009	7/29/2003
CHOPPER SHOPPER	T03143 / Florida	11/22/1985
CYCLE TRADER	1,627,016	12/11/1990
CYCLE TRADER	2,294,240	11/23/1999
CYCLE TRADER	64372 / Arizona	1/22/1991

[2]	Jurisdiction only specified if not United States federal registration/application.

Description	Registration (Application) No. / Jurisdiction[2]	Registration (Filing) Date
CYCLE, BOAT & RV TRADER	1,450,707	8/4/1987
CYCLE, BOAT & RV TRADER	T-7238 / Georgia	12/8/1986
EQUIPMENT TRADERONLINE.COM	2,873,928	8/17/2004
FREE ADS TRADER	1,886,026	3/28/1995
GOLD COAST TRADER	109032 / California	4/8/2003
HEAVY EQUIPMENT TRADER	1,473,136	1/19/1988
HEAVY EQUIPMENT TRADER	2,416,774	1/2/2001
HEAVY EQUIPMENT TRADER	T-7639 / Georgia	6/30/1987
HOUSE TRADER	2,909,671	12/14/2004
RV TRADER	1,822,663	2/22/1994
RV TRADER	2,294,239	11/23/1999
RV TRADERONLINE.COM	2,876,679	8/24/2004
SAILBOAT TRADER	1,612,906	9/11/1990
SAILBOAT TRADER	T11159 / Florida	6/6/1989
SAILBOATTRADERONLINE.COM	(78/855,829)	4/6/2006
TRADER DIGITAL IMAGING	2,917,090	1/11/2005
TRADER DIGITAL IMAGING and DESIGN	2,917,088	1/11/2005
TRADER DISTRIBUTION SERVICES	2,883,861	9/14/2004
TRADER EXTRA	T2005660 / Florida	5/23/2005
TRADER ONLINE	2,302,312	12/21/1999
TRADER PLUS	2,885,985	9/21/2004
TRADER TIMES	1,718,017	9/22/1992
TRADERONLINE.COM	(78/579,451)	(3/3/05)
TRUCK TRADERONLINE.COM	2,871,209	8/10/2004
WALNECK’S CLASSIC CYCLE TRADER	2,288,432	10/26/1999
YACHT TRADER	1,648,145	6/18/1991
YACHT TRADER	2,349,954	5/16/2000
YACHT TRADERONLINE.COM	(78/586,376)	(3/14/2005)

B.	Common Law Marks

Mark
BOAT & BIKE TRADER
BOAT & CYCLE TRADER
BOAT & EQUIPMENT TRADER
CYCLE & BOAT TRADER

Schedule 1.25

Industry Classifications

Truck Classification by Gross Vehicle Weight Rating (GVWR)3

Class 1	0-6,000 lbs.

Class 2	6,001-10,000 lbs.

Class 3	10,001-14,000 1bs.

Class 4	14,001-16,000 lbs.

Class 5	16,001-19,500 lbs.

Class 6	19,501-26,000 lbs.

Class 7	26,001-33,000 lbs.

Class 8	33,001- lbs.+

[3]

These truck classifications are published by the National Truck Equipment Association at www.ntea.com and have been adopted in a similar form for use by the United States Department of Transportation and the United States Census Bureau. Manufacturers of motor vehicles are required to affix to each vehicle a label including, among other things, the term “Gross Vehicle Weight Rating” or “GVWR” followed by the appropriate value in pounds, which shall not be less than the sum of the unloaded vehicle weight, rated cargo load, and 150 pounds times the number of the vehicle’s designated seating positions. 49 CFR 567.4 (2006).

Schedule 2.1(e)

New Cox Business Marks

To be inserted as New Cox Business Marks are adopted.

Schedule 2.1(f)

Exempt Publications

A.	Hybrid Titles – Cox Assets

AXM	Milwaukee Auto Extra

UDA	Wisconsin Auto Trader

CPA	Nevada Auto Trader

IEA	Diablo Dealer

IFA	Diablo Dealer – South Bay

LCT	Luxury Car Trader – California

ATU	Utah Auto Extra

JBA	Buffalo Auto Trader

XTL	Buffalo Auto Extra

SKA	Chicago Antique, Custom and Sportscar

TSA	Texas Custom, Antique and Sportscar

TUA	Tucson Auto Trader

VYA	Plainwell Auto Trader

XAA	Albuquerque Auto Trader

XTV	Memphis Auto Extra

PCT	Platinum Collection

PFB	Want Ad Auto

PFC	Buy Line Press Auto

SGA	Detroit Auto Swapper (Flint)

UBA	Illinois Car & Truck Market

AGB	Orlando Sport Utility & Van Trader

ATA	Kansas City Truck Trader

BBA	Birmingham Truck Trader

BQA	North & Central FL Pickup Trader

CAT	Coastal Auto & Truck Trader

CHA	San Bernardino/Riverside Truck Trader

CLA	LA/SantaBar/Ventura Truck Trader

CPA	Nevada Auto Trader

CTA	Northern CA Truck Trader

DTA	Detroit Truck Trader

DXA	Denver Truck Trader

FPA	South Florida Pickup Trader

FPB	S. Florida Sport Utility & Van Trader

FPC	Miami Sport Utility & Van Trader

GPA	Atlanta Truck Trader Under 9000

GRC	Atlanta Sport Utility Trader

GTA	Atlanta Truck Trader Over 9000

HBA	Providence Truck Trader

HPA	Baltimore Truck Trader

JGA	Dayton/Cinn Truck Trader

JPS	Jacksonville Pickup Trader

MRA	Salt Lake City Truck Trader

ODA	Portland Truck Trader Under 7999

OFA	Portland Truck Trader Over 8000

PFA	Philadelphia Truck Trader

PIA	Phoenix Truck Trader

PSV	Phoenix SUV & Van Trader

PTA	Pittsburgh Truck Trader

RDA	Ohio Truck Trader

RKA	Western NY Truck Trader

SEA	St Louis Truck Trader

SLA	Chicago Truck Trader

SQA	Minneapolis Truck Trader

SSA	Winston Salem Truck Trader

SXA	Oklahoma City Truck Trader

SVB	Gold Coast Trader

SZA	Tulsa Truck Trader

TGA	Southeast Texas Truck Trader

TVA	North Texas Truck Trader

VLA	Charlotte Truck Trader

VSA	Lexington Truck Trader

VUA	Memphis Truck Trader

VXA	Norfolk Truck Trader

WFA	Seattle Sport Utility & Van Trader

WGA	Seattle Truck Trader Under 7000

XLA	San Diego Sport Utility Trader

XPA	Orange County Truck Trader

XXB	Orange County Sport Utility Trader

YUA	West FL Truck Trader

ZPA	San Diego Truck Trader

B.	General Merchandise – Cox Assets

LAA	Cleveland Tradin’ Times

LAD	Auction Block South

LAY	Auction Block North

LBA	Columbus Tradin’ Times

LCA	St. Louis Tradin’ Times

LDA	Detroit Tradin’ Times

LEA	Chicago Tradin’ Times

LFA	Philadelphia Tradin’ Times

LGA	Minneapolis Tradin’ Times

LHA	North & South Carolina Tradin’ Times

LIA	Dayton Tradin’ Post

LJA	Toledo Tradin’ Post

LKA	Cincinnati Tradin’ Times

LLA	Oklahoma City Bargain Post

LMA	Tulsa Bargain Post

LNA	Buffalo Swap Sheet

LOA	Rochester Swap Sheet

LPA	Canton Mini Merchant

LQA	Youngstown Mini Merchant

LRA	Louisville Bargain Mart

Schedule 2.1(i)

Agreements Affecting the Use of the Marks

TPI Holdings, Inc., Trader Publishing Company, TPI, Inc., LTM Holdings, Inc., LTM Company and Landmark Target Media Properties (collectively “Trader”) are parties to a Settlement Agreement (the “Settlement”) with The Trader Enterprises, Inc. (“Hebdo”) that was executed by Trader on March 25, 1999 in resolution of a case entitled Trader Enterprises, Inc. v. TPI Holdings, Inc. et al, Civil Action No. IP96-0903 C, which was pending in the United States District Court for the Southern District of Indiana, Indianapolis Division (the “Action”). The Action involved various claims by the parties with the respect to use of the term TRADER and variants thereof as a trademark for printed publications whose content consists primarily of advertisements.

In the Settlement, with respect to print publications that include the term “Trader” (except for “TPI National Publications”, as described below), Trader and Hebdo agreed to a division of territories where each party may distribute publications that use the term “Trader” in Indiana, Kentucky and Tennessee as set forth on the maps in Attachment 1 to this Schedule (such maps are listed as Exhibits A, B, and C in the Settlement).

The other principal terms of the Settlement are as follows:

1. The Settlement has no bearing on the parties’ use of the term TRADER in or on the Internet.

2. Hebdo cannot distribute its TRADER publications in those geographic areas shown on the maps as “TPI Exclusive” areas.

3. Trader cannot distribute “Local TRADER publications” in those geographic areas shown on the maps as “Hebdo Exclusive” areas.

4. Each party can distribute its TRADER publications in those geographic areas designated as “Shared Areas”.

5. “Local TRADER publications” are defined as publications the majority of whose content contains or is directed to the following modes of transportation and which are tailored for sale in specific local markets: (a) general interest cars (i.e., cars less than 12 model years old or newer); recreational vehicles; (b) general interest motorcycles (i.e., motorcycles less than 12 model years old or newer); (c) small trucks (i.e., 0.75 ton or smaller trucks not less than 12 model years old or newer); or (d) boats less than 26 feet in length. (Examples of such publications are BOAT TRADER, RV TRADER, AUTO TRADER, TRUCK TRADER, PICKUP TRUCK TRADER and CYCLE TRADER.)

6. Trader is permitted to distribute its “TPI National Publications” through “Approved Outlets”.

a. “TPI National Publications” are defined as: AERO TRADER and CHOPPER SHOPPER, BIG TRUCK TRADER, OLD CAR TRADER, YACHT TRADER, CORVETTE TRADER, FORD TRADER, WALNECK’S CLASSIC CYCLE TRADER and other publications which feature any of cars, motorcycles, RVs, trucks, boats or some combination thereof, provided that, no more than five percent (5%) of the total number of ads in each such publication (as determined by ad space) may come from Hebdo’s areas of exclusivity in either of (i) Indiana or (ii) Tennessee/Kentucky.

b. “Approved Outlets” are defined as: (i) direct-to-customer subscriptions; (ii) retail establishment at which sales of publications consist of greater than fifty percent (50%) of such establishment’s sales; and (iii) general merchandise stores having total retail space (not including space devoted to either restaurant services or vehicle repair services) in excess of 10,000 square feet and that merchandise the TPI National Publications substantially exclusively on mainline news racks, except for occasional promotional merchandising.

7. Trader is also permitted to distribute TPI National Publications in specific pre-existing store units of general merchandise “Chain” stores that do not meet the foregoing square footage requirements so long as at least eighty percent (80%) of the store units of the particular Chain do not meet the foregoing square footage or merchandising requirements. “Chain” stores are defined as a group of commonly owned, controlled, or franchised store units operating using the identical service mark as the name of the store units.

8. Trader has the exclusive right to distribute print publications that use the term TRADER in their name in all states other than Indiana, Kentucky or Tennessee subject to Hebdo’s rights to acquire in the future third party publications that utilize the term TRADER and to distribute such publications in any specific geographic area in which such third party has ownership rights in the TRADER name or mark that are superior to those of Trader (if any).

Attachment 1

Territory Maps

See attached.

Schedule 2.2

List of Registrations of Licensed Names and Marks

Description	Registration (Application) No. / Jurisdiction[4]	Registration (Filing) Date
AUTO & TRUCK TRADER	2,816,698	2/24/2004
AUTO TRADER	1,247,037	8/2/1983
AUTO TRADER	2,390,815	10/3/2000
AUTO TRADER	101583 / Alabama	11/18/1982
AUTO TRADER	6422 / Arkansas	9/2/1976
AUTO TRADER	63902 / California	7/1/1981
AUTO TRADER	19851015946 /Colorado	4/11/1979
AUTO TRADER	19940067753 / Delaware	6/27/1994
AUTO TRADER	923833 / Florida	6/30/1981
AUTO TRADER	52896 / Illinois	4/13/1983
AUTO TRADER	8754 / Kansas	5/11/1983
AUTO TRADER	20030034 / Maryland	3/6/2003
AUTO TRADER	M86001 / Michigan	11/30/1982
AUTO TRADER	7725 / Missouri	4/11/1983
AUTO TRADER	21458 / New York	2/24/1983
AUTO TRADER	17218 / North Carolina	11/12/2002
AUTO TRADER	773197S / Pennsylvania	6/13/1983
AUTO TRADER	3970217 / Texas	1/29/1982
AUTO TRADER	4250 /Virginia	11/9/1982
AUTO TRADER	14180 /Washington	4/13/1983
AUTO TRADER	1006798 / West Virginia	4/16/2003
AUTO TRADER	791906 / Italy	10/4/1999
AUTOTRADER.COM	2,381,590	8/29/2000
AUTOTRADER.COM and DESIGN	(78/530,448)	(12/10/04)
COLLECTOR CAR TRADER	2,294,233	11/23/1999
COLLECTOR CAR TRADERONLINE.COM	2,873,929	8/17/2004
CUSTOM, ANTIQUE & SPORTSCAR TRADER	1,872,467	1/10/1995

[4]	Jurisdiction only specified if not United States federal registration/application.

Description	Registration (Application) No. / Jurisdiction[4]	Registration (Filing) Date
LUXURY CAR TRADER	2,700,080	3/25/2003
MUSCLE & SPORTS CAR TRADER	2,415,322	12/26/2000
OLD CAR TRADER	1,911,290	8/15/1995
OLD CAR TRADER	2,348,530	5/9/2000
OLD CAR TRADER	T94658 / Florida	5/18/1994
PICKUP TRADER	2,295,507	11/30/1999
PICK-UP TRADER	1,644,398	5/14/1991
SPORT UTILITY & VAN TRADER	2,215,989	1/5/1999
SPORT UTILITY TRADER	2,389,676	9/26/2000
SPORTSCAR TRADER	1,449,610	7/28/1987
SPORTSCAR TRADER	80987 / California	4/21/1986
TRUCK & VAN TRADER	2,984,718	8/16/2005
TRUCK TRADER	2,817,176	2/24/2004
TRUCK TRADER	70983 / California	10/4/1983
TRUCK TRADER	T-2621 / Georgia	3/31/1983